SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                         PATRIOT SCIENTIFIC CORPORATION
                (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   No fee required.
[x]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
      4)    Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------
      5)    Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party:

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      4)    Date Filed:

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


                         PATRIOT SCIENTIFIC CORPORATION
                               10989 Via Frontera
                           San Diego, California 92127
                                 (858) 674-5000

      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held April 14, 2005 Notice is hereby given that the Annual Meeting of Stockholders of PATRIOT SCIENTIFIC CORPORATION (the "Company") will be held on April 14, 2005 at 10 a.m. (Pacific
Time) at the Radisson Rancho Bernardo, 11520 W. Bernardo Court, San Diego, California, for the following purpose:

      1. To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, $.00001 par value, from 400,000,000 to 500,000,000.

      2. To consider and vote upon a proposal to ratify management's selection of Mayer Hoffman McCann P.C. as the Company's independent auditors.

      3.    To elect the Board of Directors.

      4. To transact such other business as may properly come before the meeting.

      The Board of Directors has fixed February 23, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof, and only stockholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available at the offices of the Company for ten (10) days prior to the Annual Meeting.

      We hope you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

      WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE URGED TO FILL OUT THE ENCLOSED PROXY AND TO SIGN AND FORWARD IT IN THE ENCLOSED BUSINESS REPLY ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT YOUR SHARES BE REPRESENTED AT THE MEETING TO ASSURE THE PRESENCE OF A QUORUM. ANY STOCKHOLDER WHO SIGNS AND SENDS IN A PROXY MAY REVOKE IT BY EXECUTING A NEW PROXY WITH A LATER DATE, BY WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF THE COMPANY AT ANY TIME BEFORE IT IS VOTED OR BY ATTENDANCE AT THE MEETING AND VOTING IN PERSON.

      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU HOLD. YOUR COOPERATION IN PROMPTLY RETURNING YOUR PROXY WILL HELP LIMIT EXPENSES INCIDENT TO PROXY SOLICITATION. IF A STOCKHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

                                            By Order of the Board of Directors

                                            /S/  LOWELL W. GIFFHORN
                                            ------------------------------------
                                            Lowell W. Giffhorn
                                            Exec. V.P., Chief Financial Officer
                                            and Secretary

San Diego, California
March 17, 2005

                         PATRIOT SCIENTIFIC CORPORATION
                               10989 VIA FRONTERA
                           SAN DIEGO, CALIFORNIA 92127

                                 PROXY STATEMENT

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of PATRIOT SCIENTIFIC CORPORATION, a Delaware corporation (the "Company"), for use in connection with the Annual Meeting of Stockholders of the Company, to be held on April 14, 2005 at the Radisson Rancho Bernardo located at 11520 W. Bernardo Court, San Diego, California, at 10 a.m. (Pacific Time), and any and all postponements or adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting. The telephone number of the Company is (858) 674-5000 and its facsimile number is (858) 674-5005. This Proxy Statement and the accompanying form of proxy are intended to be mailed to stockholders on or about March 17, 2005.

      Accompanying this Proxy Statement is the Proxy for the Annual Meeting, which you may use to indicate your vote as to the proposals described in this Proxy Statement. In addition to solicitation by use of the mail, certain of the Company's officers and employees may, without receiving additional compensation therefor, solicit the return of proxies by telephone, telegram or personal interview. The Company has requested that brokerage houses and custodians, nominees and fiduciaries forward soliciting materials to their principals, the beneficial owners of the Company's Common Stock and has agreed to reimburse them for reasonable out-of-pocket expenses in connection therewith.

                             RECORD DATE AND VOTING

      The Board of Directors has fixed the close of business on February 23, 2005 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, the Company had 264,820,264 shares of Common Stock, $.00001 par value per share ("Common Stock" or "Common Shares"), outstanding and entitled to vote. A majority of the shares entitled to vote on the record date, present in person or represented by proxy, will constitute a quorum at the meeting.

      Each share of Common Stock issued and outstanding on the Record Date is entitled to one vote on any matter presented for consideration and action by the stockholders at the Annual Meeting. With respect to all matters other than the election of directors, the affirmative vote of a majority of the voting shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the stockholders. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Abstentions will have no effect for the purpose of determining whether a director has been elected. Unless otherwise instructed, proxies solicited and received by the Company will be voted "FOR" the approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 400,000,000 to 500,000,000, "FOR" the ratification of the selection of Mayer Hoffman McCann P.C. to provide audit services to the Company for the fiscal year ending May 31, 2005 and "FOR" the nominees named herein for election as directors.

      New York Stock Exchange Rules generally require that when shares are registered in street or nominee name, its member brokers must receive specific instructions from the beneficial owners in order to vote on certain proposals. If a member broker indicates on the proxy that such broker does not have discretionary authority as to certain shares to vote on any proposal that requires specific instructions, those shares will not be considered as present and entitled to vote with respect to that matter. Pursuant to Delaware law, a broker non-vote will not be treated as present or voting in person or by proxy on the proposal. In determining whether a proposal has passed in a circumstance where the vote required is a majority of the shares present and entitled to vote on the subject matter, abstentions, but not broker non-votes, will be treated as shares present and entitled to vote on the subject matter. Broker non-votes will be counted when the Company's Certificate of Incorporation or applicable law requires the affirmative vote of a majority of the outstanding shares.

      A stockholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation to the Secretary of the Company, by executing a subsequent proxy, or by attending the Annual Meeting and, having notified the Secretary in writing of revocation, voting in person. Subject to any such revocation, all shares represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy card.


                              AVAILABLE INFORMATION

      The Company is subject to the informational and reporting requirements of
Section 13 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and in accordance with those requirements files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information filed with the Commission are available for inspection and copying at the Public Reference Branch of the Commission, located at Room 1024, 450 Fifth Street N.W., Washington, DC 20549, at prescribed rates. The Company's filings under the Exchange Act may also be accessed through the Commission's web site (http://www.sec.gov).

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth, as of February 23, 2005, the stock ownership of each officer and director of the Company, of all officers and directors of the Company as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power over such shares. No person listed below has any option, warrant or other right to acquire additional securities of the Company, except as otherwise noted.



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                      NAME AND ADDRESS        AMOUNT & Nature
    TITLE              OF BENEFICIAL           OF BENEFICIAL            PERCENT
 OF CLASS                  OWNER                 OWNERSHIP             OF CLASS
-----------------  ---------------------     ------------------       ----------
Common stock       Gloria Felcyn, CPA                 1,870,000 (1)          *
par value          10989 Via Frontera
 $0.00001          San Diego, CA 92127

SAME               Helmut Falk, Jr.                   2,828,231 (2)         1.1%
                   10989 Via Frontera
                   San Diego, CA 92127

SAME               Lowell W. Giffhorn                 1,219,948 (3)          *
                   10989 Via Frontera
                   San Diego, CA 92127

SAME               SDMC, Inc.                         2,020,000 (4)          *
                   10989 Via Frontera
                   San Diego, CA 92127

SAME               David H. Pohl                        375,000 (5)          *
                   10989 Via Frontera
                   San Diego, CA 92127

SAME               Patrick O. Nunally                 1,162,700 (6)          *
                   10989 Via Frontera
                   San Diego, CA 92127

SAME               Carlton M. Johnson, Jr.              475,000 (7)          *
                   10989 Via Frontera
                   San Diego, CA 92127

                   All directors & officers           9,950,879 (8)         3.8%
                   as a group (7 persons)
----------
*  Less than 1%

1) As trustee of the Helmut Falk Family Trust and executor of the Helmut Falk estate, Ms. Felcyn effectively controls the shares which were, subject to an escrow arrangement, originally issued to nanoTronics in connection with the ShBoom technology acquisition and shares that remain from 5,000,000 non-escrowed shares that were originally issued to nanoTronics in connection with the ShBoom technology acquisition and were subsequently transferred to the Helmut Falk Family Trust and shares that were obtained on the conversion of 8% Convertible Debentures and the exercise of warrants. Includes 350,000 shares issuable upon the exercise of outstanding stock options.

2) Includes 415,000 shares issuable upon the exercise of outstanding stock options.

3) Includes 995,000 shares issuable upon the exercise of outstanding stock options.

4) Includes 2,020,000 shares issuable upon the exercise of outstanding stock options.

5) Includes 375,000 shares issuable upon the exercise of outstanding stock options.


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


6) Includes 1,150,000 shares issuable upon the exercise of outstanding stock options.

7) Includes 475,000 shares issuable upon the exercise of outstanding stock options.

8) Includes 4,170,879 shares issued and outstanding and 5,780,000 shares issuable upon exercise of stock options.


                            DESCRIPTION OF SECURITIES

      The authorized Common Stock of the Company currently consists of 400,000,000 shares, $.00001 par value per share. On the record date, a total of 264,820,264 Common Shares were issued and outstanding. The holders of Common Stock are entitled to one vote for each share held. The affirmative vote of a majority of votes cast at a meeting that commences with a lawful quorum is sufficient for approval of most matters upon which stockholders may or must vote. However, removal of a director from office, amendment to the certificate of incorporation or repeal of the certificate of incorporation in its entirety requires the affirmative vote of a majority of the total outstanding Common Shares for approval. Certain other matters (such as stockholder amendment of the bylaws, and the amendment, repeal or adoption of any provision inconsistent with provisions in the certificate of incorporation regarding indemnification of directors, officers and others, release of director liability and the Company's election not to be governed by statutory provisions concerning business combinations with interested stockholders) require the affirmative vote of two-thirds of the total outstanding Common Shares for approval. Common Shares do not carry cumulative voting rights, and holders of more than 50% of the Common Stock have the power to elect all directors and, as a practical matter, to control the Company. Holders of Common Stock are not entitled to preemptive rights, and the Common Stock may only be redeemed at the election of the Company.

      An Annual Meeting of Stockholders may be called by or at the request of
(i) the Chairman of the Board (if any such person has been appointed by the Board of Directors), (ii) the President, (iii) any two directors or (iv) persons owning, in the aggregate, not less than 20% of the issued and outstanding Common Shares entitled to vote in elections for directors. After the satisfaction of requirements with respect to preferential dividends, if any, holders of Common Stock are entitled to receive, pro rata, dividends when and as declared by the Board of Directors out of funds legally available therefor. The Company has not paid any cash dividends to date, and no cash dividends will be declared or paid on the Common Stock in the foreseeable future. Upon liquidation, dissolution or winding-up of the Company, after distribution in full of the preferential amount, if any, to be distributed to holders of any preferred stock which may be issued, holders of Common Stock are entitled to share ratably in the Company's assets legally available for distribution to its stockholders.

      The Company's Board of Directors is authorized to issue 5,000,000 shares of undesignated preferred stock, $.00001 par value, without any further action by the stockholders. The Board of Directors may also divide any and all shares of preferred stock into series and fix and determine the relative rights and preferences of the preferred stock, such as the designation of series and the number of shares constituting such series, dividend rights, redemption and sinking fund provisions, liquidation and dissolution preferences, conversion or exchange rights and voting rights, if any. Issuance of preferred stock by the Board of Directors will result in such shares having dividend, voting, and/or liquidation preferences senior to the rights of the holders of Common Stock and could dilute the voting rights of the holders of Common Stock. There are currently no shares of preferred stock issued and outstanding.

      TRANSFER AGENT AND REGISTRAR. Interwest Transfer Company, Inc., 1981 East 4800 South, Suite 100, Salt Lake City, Utah 84117, acts as transfer agent and registrar for the Common Stock of the Company. Their telephone number is (801) 272-9294.

      DIVIDEND POLICY. The declaration and payment of dividends on Common Shares is at the absolute discretion of the Company's Board of Directors and will depend, among other things, on the Company's earnings, financial condition and capital requirements. The Company has not paid any cash dividends to date, and no cash dividends will be declared or paid on the Common Stock of the Company in the foreseeable future.

                            MATTERS TO BE ACTED UPON

                                PROPOSAL NUMBER 1
            APPROVAL OF AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

      The Company's Certificate of Incorporation currently authorizes 400,000,000 shares of Common Stock. An increase in our authorized Common Stock to 500,000,000 shares needs to be approved by the Company's stockholders to enable the Board of Directors to obtain access to additional equity financing necessary to fund potential business opportunities and pursue business objectives.

      In October 2003, the stockholders approved an increase in the number of shares of Common Stock that the Company is authorized to issue from 200,000,000 to 400,000,000 shares. The Company's Certificate of Incorporation has been amended to effect this change. Management believed that such increase would be sufficient to meet its immediate future needs. However, due in part to the reduced share price of the Company's Common Stock resulting in a greater number of shares issued to support the Company's financing activities, approval by the Company's directors of the 2003 Stock Option Plan, and an acquisition policy announced by the Company, the Company requires additional shares beyond those previously authorized by the stockholders to meet its financing needs. As a result, in January 2005, the Board of Directors authorized an amendment, subject to stockholder approval, to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 400,000,000 to 500,000,000.

      The Board of Directors considers it both desirable and essential to have additional shares of Common Stock available for issuance from time-to-time. The Board also advises stockholders that failure to approve the amendment could have a material adverse effect on the Company, its business and results of operations, in that it would limit the Company's access to equity capital.

OUTSTANDING AND RESERVED COMMON SHARES

      As of the record date, the Company had 264,820,264 shares of Common Stock outstanding. An additional 134,148,769 shares were reserved for future issuance under the Company's stock option plans, 8% convertible debentures and warrants summarized as follows:

                                                             Authorized Common
                                                              Shares Reserved
                                                            For Future Issuance
                                                            -------------------
           Stock options granted and unexercised                  8,118,000
           Stock options available to grant                          63,688
           8% convertible debentures                             32,898,737
           Private placement warrants                            93,068,344
                                                                -----------
           Total unissued but reserved for issuance             134,148,769
           (as of February 23, 2005)                            ===========


      The Company may in the future issue additional Common Stock and warrants as needed for financing activities. The Company has also unreserved and locked up warrants and options to purchase 30,165,413 shares until the shareholders have approved an increase in the number of authorized Common Stock. However, since the Company has either issued or reserved an aggregate of 398,969,033 of its 400,000,000 authorized shares of Common Stock and has unreserved warrants and options exercisable into an additional 30,165,413 shares, the Company does not have sufficient authorized shares to pursue its acquisition strategies, grant any significant new stock options or for any other corporate purpose. The Company has limited options to raise additional money, make acquisitions or take any other action requiring the issuance of its Common Stock, unless the authorized number of shares of Common Stock is increased. Although management believes that as a result of recent contractual events continued debt and equity financing has come to an end, in the future there may be a need for additional financing to fund the growth of the Company and to meet other corporate objectives.

      More information on the individual securities comprising shares reserved for future issuance is summarized as follows:

      Stock Options. The Company maintains four stock option plans. One 1992 Stock Option Plan is a non-statutory stock option plan, and a second 1992 Stock Option Plan is an incentive stock option plan. Each plan entitled the Company to grant options to directors, key employees and consultants of the Company to purchase Common Shares of the Company. A maximum of 1,272,203 Common Shares were authorized for grant under the 1992 Plans. Options were granted at a price not less than fair market value at the date of grant. No additional grants are authorized under the 1992 Plan, which had a ten-year term. However, all options currently outstanding under the 1992 Plan continue to be exercisable until the expiration date of each individual option. The 1996 Stock Option Plan entitles the Company to grant options to directors, key employees and consultants of the Company to purchase Common Shares of the Company. The 1996 Plan covers a maximum aggregate of 4,000,000 Common Shares. The 1996 Plan provides for the granting of options, which either qualify for treatment as incentive stock options or non-statutory stock options. The 2001 Stock Option Plan entitles the Company to grant options to directors, key employees and consultants of the Company to purchase Common Shares. The 2001 Plan covers a maximum aggregate of 3,000,000 Common Shares. The 2001 Plan provides for the granting of options, which either qualify for treatment as incentive stock options or non-statutory stock options. The 2003 Stock Option Plan entitles the Company to grant options to directors, key employees and consultants of the Company to purchase Common Shares. The 2003 Plan provides for the granting of options, which either qualify for treatment as incentive stock options or non-statutory stock options. The 2003 Plan was approved by the shareholders authorizing 6,000,000 Common Shares to be reserved of which the Board of Directors has only reserved 3,000,000 shares until the shareholders approve of an increase in the number of authorized Common Shares.

      As of February 23, 2005, the Company had granted options exercisable into
(i) 1,272,203 shares of Common Stock under the 1992 Stock Option Plans; (ii) 3,956,312 shares of Common Stock under the 1996 Stock Option Plan, as amended;
(iii) 2,980,000 shares of Common Stock under the 2001 Stock Option Plan; and
(iv) 3,000,000 shares of Common Stock under the 2003 Stock Option Plan.

      Private Placement Warrants. On February 23, 2005, the Company had outstanding warrants exercisable into 120,233,757 shares of Common Stock, of which 93,068,344 have been reserved by the Board of Directors. Of this amount,
(i) 28,923,216 shares were issued in connection with Private Placements conducted with Swartz Private Equity LLC; (ii) 727,567 were the issued in connection with short term notes with a group of individual investors; (iii) 875,000 were issued for services provided by outside consultants; and (iv) 62,542,561 were issued in connection with convertible debentures the Company entered into between 2002 and 2005. Warrants to purchase an additional 10,716,410 shares were issued in connection with Private Placements conducted with Swartz Private Equity LLC but have been locked-up and unreserved until the shareholders approve an increase in the authorized number of Common Stock. Between March 2004 and January 2005, warrants were issued subject to the shareholders increasing the authorized number of Common Shares. The warrants are for the issuance of up to 12,968,023 shares of Common Stock and were issued in connection with the sale of convertible debentures. In addition, warrants to purchase up to an additional 3,480,980 Common Shares related to previously issued convertible debentures have been locked up for the same reason and purpose.

      Convertible Debentures. On February 23, 2005, the Company had outstanding $980,667 of 8% debentures convertible into 32,898,737 shares of the Company's Common Stock. The interest on these debentures is also convertible into Common Stock. Based on the terms of the debentures, if the price of the Common Stock falls below the exercise price of the debenture, the number of Common Shares issued on conversion would be increased. The exercise prices of the debentures as of February 23, 2005 ranged from $0.0167 to $0.0399.

REASONS FOR INCREASING THE NUMBER OF AUTHORIZED COMMON SHARES

      The Board of Directors believes there are a number of important business reasons for increasing the number of shares of Common Stock.

      The authorized number of shares of Common Stock are not sufficient to enable to the Company to negotiate new financing without special consideration for the lack of authorized shares available. For example, an equity based financing would have to provide for limitations based on the availability of sufficient shares of Common Stock. This factor places the Company at a distinct disadvantage in negotiating any future transactions and has a negative impact on the pricing and marketability of securities sold. As a result, this could increase the effective dilution to existing stockholders.

      The authorized number of shares of Common Stock currently available is not sufficient to enable the Company to respond to potential business opportunities and to pursue anticipated business objectives. Accordingly, the Board of Directors believes that it is in the Company's best interests to increase the number of authorized shares of Common Stock. The Board of Directors also believes that the availability of such shares will provide the Company with the flexibility to issue Common Stock for proper corporate purposes identified by the Board of Directors from time to time, such as financings, acquisitions or strategic business relationships.

      Further, the Board of Directors believes the availability of additional shares of Common Stock will help enable the Company to attract and retain talented employees through the grant of stock options and other stock-based incentives. An important component of the Company's business strategy is to develop and market new products and technologies. These efforts may require recruitment of additional technical personnel, which are in high demand and short supply in the San Diego area. The availability of stock-based incentives is a critical element in attracting, motivating and retaining technical and executive talent.

      The Company has in the past been funded primarily by issuance of debt and equity convertible into shares of its Common Stock. Although management believes that as a result of recent contractual events continued debt and equity financing has come to an end, in the future there may be a need for additional financing to fund the growth of the Company and to meet other corporate objectives. Also, the Company has indicated acquisitions may be an alternative means to increasing the Company's revenue and profit and shares would be needed to pursue this business plan.

      The Board of Directors believes the availability of authorized but unissued Common Stock can be of considerable value. Because of the Company's existing contractual requirements and its current financial condition, the unavailability of authorized but unissued Common Stock could have a material adverse impact on the Company and its business.

CONSEQUENCES OF FAILURE TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES

      The Board of Directors believes the Company could be at a disadvantage in negotiating the terms of any required fundings due to the lack of sufficient shares of Common Stock. The Board of Directors also believes it may be unable to enter into acquisitions, retain existing technical personnel or attract new technical personnel without an increase in the authorized shares. The uncertainty regarding the availability of shares of Common Stock, the Company's losses and lack of collateral makes the prospects of future financings unlikely without additional authorized Common Stock.

EFFECT OF AMENDMENT ON EXISTING STOCKHOLDERS

      The increase of authorized shares of Common Stock will not alter the par value of the Common Stock or the rights of stockholders.

      Although management of the Company does not anticipate additional debt or equity financings, the Company may raise capital for funding corporate purposes and growth. These financings could take the form of Common Stock and warrant issues or convertible debt or preferred stock with warrant issuances.

      Additional authorized but unissued shares may be issued at such time or times, to such person or persons and for such consideration as the Board of Directors determines to be in the best interests of the Company, without further authorization from the stockholders except as may be required by the rules of any stock exchange or national securities association trading system on which the Common Stock may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. The authorization of additional shares of Common Stock will not, by itself, have any effect on the rights of holders of existing shares. Depending on the circumstances, issuance of additional shares of Common Stock could result in substantial dilution of the existing stockholders' ownership interests in the Company. The Board of Directors does not intend to issue any shares of Common Stock except to meet its obligations and on terms which the Board deems to be in the best interests of the Company and its then existing stockholders. The stockholders do not have preemptive rights to purchase additional shares of Common Stock nor will they have any such rights as a result of this proposal.

VOTE REQUIRED; BOARD RECOMMENDATION

      The approval of the Amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock on the record date. THEREFORE, FAILURE TO VOTE HAS THE SAME EFFECT AS A NEGATIVE VOTE.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.


                                PROPOSAL NUMBER 2
                    APPOINTMENT OF MAYER HOFFMAN MCCANN P.C.
                    AS INDEPENDENT AUDITORS AND ACCOUNTANTS.

      The firm of Nation Smith Hermes Diamond APC, certified public accountants, has served as the Company's independent auditors and accountants since the fiscal year ended May 31, 2002. Nation Smith Hermes Diamond APC was an alliance firm of BDO Seidman, LLP, an international accounting firm, until January 2005 at which time it was acquired by Mayer Hoffman McCann P.C. A representative of Mayer Hoffman McCann P.C. is expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and they are expected to be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST WILL BE REQUIRED TO APPROVE THIS PROPOSAL.

                                PROPOSAL NUMBER 3
                              ELECTION OF DIRECTORS

      The Company's bylaws provide for a board of three to seven directors as the Board determines, and the Board of Directors has fixed the number of members of the board at five. All directors are elected for one-year terms at the annual meeting of shareholders. Directors are elected by plurality vote, meaning that (should there be more nominees than Board seats available) the nominees who receive the most votes will be elected for the term nominated, even if the number of votes received by any one or more nominees is less than a majority of the votes cast. Cumulative voting is not allowed in the election of directors.

      Helmut Falk, Jr., Lowell W. Giffhorn, David H. Pohl, Carlton M. Johnson and Gloria H. Felcyn were elected to the Board at the 2003 annual meeting of shareholders. Mr. Falk has been a director since 1997, Mr. Giffhorn since 1999, Mr. Pohl and Mr. Johnson since 2001, and Ms. Felcyn since 2002. Messrs. Falk, Pohl, Johnson, Giffhorn and Felcyn have all been nominated by the Board of Directors to stand for election to the Board. If elected, they will each serve a one-year term or until their respective successors have been elected and qualified.

      UNLESS OTHERWISE SPECIFIED, ALL PROXIES RECEIVED WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES. IF ANY NOMINEE SHOULD NOT STAND FOR ELECTION FOR ANY REASON, YOUR PROXY WILL BE VOTED FOR ANY PERSON OR PERSONS DESIGNATED BY THE BOARD OF DIRECTORS TO REPLACE SUCH NOMINEE.

      The Board has no reason to expect that any of the nominees will not stand for election or decline to serve if elected. There is no arrangement between any director or nominee and any other person pursuant to which such director or nominee was or is to be selected as a director or nominee. There is no blood or other familial relationship between or among the nominees, directors or executive officers of the Company. The following table and biographical summaries set forth information, including principal occupation and business experience, concerning the nominees for the Board of Directors and the executive officers of the Company as of February 23, 2005:


NAME                        Age      POSITION AND OFFICES                                    DIRECTOR SINCE
------------------------    ----     -----------------------------------------------------   --------------
David H. Pohl               67       Director (3)                                            April 2001
Jeffrey E. Wallin           57       President and CEO                                       n/a
Lowell W. Giffhorn          57       Executive Vice President, CFO, Secretary and Director   August 1999
                                     (3)
Carlton M. Johnson, Jr.     45       Director (1) (2) (3)                                    August 2001
Helmut Falk, Jr.            48       Director (2)                                            December 1997
Gloria H. Felcyn            57       Director (1) (2)                                        October 2002
Patrick Nunally             41       Vice President and CTO                                  n/a

----------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.
(3) Member of the Nominating Committee.

      DAVID H. POHL. Mr. Pohl has served on our Board of Directors since April 2001, and served as the Chief Administrative Officer of the Company from January 2001 to March 2002. Except for his service with PTSC, Mr. Pohl has been in the private practice of law counseling business clients since 1997, and from 1995 to 1996 was Special Counsel to the Ohio Attorney General. Previously, he was a senior attorney for four years with Jones, Day, Reavis & Pogue,a U.S. law firm. Prior to that and for a period of 24 years he held positions as a senior officer and general counsel in large financial services corporations including Security Pacific and Gibraltar Financial. Mr. Pohl earned a J.D. degree in 1962 from the Ohio State University College of Law, and also holds a BS in Administrative Sciences from Ohio State. Mr. Pohl is also a director of Peregrine Pharmaceuticals, Inc., a publicly held company.

      JEFFREY E. WALLIN. Mr. Wallin has served as our Chief Executive Officer and President since March 2002. Since 1999, Mr. Wallin has been the president of SDMC Inc., a consulting company serving the multimedia system integration and communications markets. From 1996 to 1999, Mr. Wallin was President and CEO of TV/COM International, a division of Hyundai that developed and manufactured end-to-end digital communications systems. Previously Mr. Wallin held management positions with Snell & Wilcox, General Instruments, now a major division of Motorola, and Teledyne Corporation. Mr. Wallin obtained a B.S. degree from Bemidji State University in 1970.

      LOWELL W. GIFFHORN. Mr. Giffhorn was the principal in his own financial management consulting firm from August 1996 until joining Patriot as Chief Financial Officer (CFO) in May 1997. Mr. Giffhorn has served on our Board of Directors since August 1999. From June 1992 to August 1996 and from September 1987 to June 1990 he was the CFO of Sym-Tek Systems, Inc. and Vice President of Finance for its successor, Sym-Tek Inc., a supplier of capital equipment to the semiconductor industry. Mr. Giffhorn obtained a M.B.A. degree from National University in 1975 and he obtained a B.S. in Accountancy from the University of Illinois in 1969. Mr. Giffhorn is also a director and chairman of the audit committee of DND Technologies, Inc., a publicly held company.

      CARLTON M. JOHNSON, JR. Mr. Johnson was appointed a Director on August 5, 2001. Mr. Johnson currently serves as legal counsel for Roswell Capital Partners, LLC and has served as legal counsel for Equiplace Securities, LLC and Swartz Investments, LLC since 1996. Mr. Johnson has been an active member of the Alabama State Bar since 1986, the Florida Bar since 1988, and the State Bar of Georgia since 1997. From 1990 to 1996, he was a shareholder in the Pensacola, Florida AV rated law firm of Smith, Sauer, DeMaria & Johnson. In 1995 he served as President-Elect of the 600 member Escambia-Santa Rosa Bar Association. From 1990 to 1996, he also served on the Florida Bar Young Lawyers Division Board of Governors. Mr. Johnson earned a degree in History/Political Science at Auburn University in 1982 and in 1986 he earned his Juris Doctor Degree at Samford University - Cumberland School of Law. Mr. Johnson is also a director and member of the audit committee of Peregrine Pharmaceuticals, Inc., a publicly held company.

      HELMUT FALK, JR. Since 1992, Dr. Falk has been the Director of Anesthesia for the Johnson Memorial Hospital in Franklin, Indiana. Dr. Falk received his D.O. from the College of Osteopathic Medicine of the Pacific in 1987 and his B.S. in Biology from the University of California, Irvine in 1983. Dr. Falk is the son of the late Helmut Falk, who was the sole shareholder of nanoTronics and the Chairman and CEO of Patriot until his death in July 1995. Dr. Falk is also an heir to the Helmut Falk Estate, which is the beneficial owner of the Company's shares held by the Helmut Falk Family Trust.

      GLORIA FELCYN. Ms. Felcyn was appointed a Director and chairman of our audit committee on October 10, 2002. Since 1982 Ms. Felcyn has been the principal in her own public accounting firm. Ms. Felcyn received a B.S. degree in Business Economics for Trinity University in 1968.

      PATRICK O. NUNALLY. Dr. Nunally joined us as Vice President of Business Development and Chief Technical Officer in June 2001, previous to which he had been providing consulting services to us since May 2000. Dr. Nunally has more than 20 years of entrepreneurial experience in semiconductor and embedded processor design. From December 1998 to May 2000, he was President and CEO of Intertech, a company he founded specializing in intellectual property development for embedded processor and communications systems. From June 1998 to December 1998, he was President and CEO of Gruppe Telekom, Inc., a licensee of Interactive Video and Data Service Spectrum. From April 1996 to June 1998, he served as Chief Technical Officer and co-founder of Aristo, now PlayNet Inc., a Java-based games company. Dr. Nunally also held other management positions with Wave Interactive Network, Sensormatic Video Products Division, Intellisys Automation Inc., E-Metrics Inc., General Dynamics Corporation and Interstate Electronics. Dr. Nunally received his PhD in Electrical Engineering from the Pacific Western University in 1996, a MBA from the University of LaVerne in 1993 and a BS in Electrical and Electronics Engineering from California State Polytechnic University in 1987.

      During the past five years, no director, executive officer or nominee for the Board has been involved in any legal proceedings that are material to an evaluation of their ability or integrity to become a director or executive officer of the Company. There are no material proceedings adverse to the Company in which any director, executive officer, or nominee for the Board has a material interest adverse to the Company.

      There is no family relationship between any of our executive officers and directors.

                  INFORMATION ABOUT THE BOARD OF DIRECTORS AND
                      COMMITTEES OF THE BOARD OF DIRECTORS

COMMITTEES OF THE BOARD

      The Board of Directors has the following committees.

      Audit Committee - The Audit Committee reviews the audit and control functions of the Company, the Company's accounting principles, policies and practices and financial reporting, the scope of the audit conducted by the Company's auditors, the fees and all non-audit services of the independent auditors and the independent auditors' opinion and letter of comment to management and management's response thereto.

AUDIT COMMITTEE REPORT

      Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement or future filings with the SEC, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

Membership and Role of the Audit Committee

      The Audit Committee is appointed by the Company's Board of Directors. The Audit Committee operates under a written charter adopted by the Board which has been previously filed with the Securities and Exchange Commission.

      The primary function of the Audit Committee is to provide advice to the Board with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to:


      o Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system;

      o Review and appraise the audit efforts of the Company's independent accountants;

      o Evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations;

      o Oversee management's establishment and enforcement of financial policies and business practices; and

      o Provide an open avenue of communication among the independent accountants, financial and senior management, counsel, and the Board of Directors.

      The Audit Committee has considered whether the non-audit services provided by the Company's auditors in connection with the year ended May 31, 2004 were compatible with the auditors' independence.

Review of the Company's Audited Financial Statements for the Fiscal Year ended May 31, 2004:

      The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended May 31, 2004 with management. The Audit Committee has discussed with Nation Smith Hermes Diamond APC, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as modified.

      The Audit Committee has also received the written disclosures and the letter from Nation Smith Hermes Diamond APC required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Nation Smith Hermes Diamond APC with that firm.

      Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2004 for filing with the SEC.

      The Audit Committee currently consists of two outside directors. Each member of the Audit Committee is independent as defined under the National Association of Securities Dealers' listing standards.


      Audit Committee

      Gloria H. Felcyn,  Chairperson
      Carlton M. Johnson, Jr.


      Compensation Committee - The Compensation Committee reviews and recommends to the Board the salaries, bonuses and perquisites of the Company's executive officers. The Compensation Committee also reviews and recommends to the Board any new compensation or retirement plans and administers the Company's 1992, 1996, 2001 and 2003 Stock Option Plans.

COMPENSATION COMMITTEE REPORT


      MEMBERSHIP AND ROLE OF THE COMPENSATION COMMITTEE. The Compensation Committee consists of three non-employee directors, each of whom is independent as defined under the NASDAQ listing standards and by the SEC. The Compensation Committee approves the compensation for any executive officer who also serves as a director of the Company, and acts on such other matters relating to their compensation, as it deems appropriate. During fiscal year 2004, Mr. Giffhorn, our Chief Financial Officer and Secretary, was the only executive officer who was also a director of the Company. Beginning October 2002, the Compensation Committee also approves the compensation for our other executive officers and acts on such other matters relating to their compensation, as it deems appropriate. With respect to all eligible recipients except members of the Compensation Committee, the Compensation Committee also administers our 1992, 1996, 2001 and 2003 Plans and determines the participants in the Plans and the amount, timing and other terms and conditions of awards under these Plans. The board as a whole exercises these responsibilities with respect to members of the Compensation Committee as eligible recipients under these Plans.


      COMPENSATION PHILOSOPHY AND OBJECTIVES. The Compensation Committee is committed to the general principle that overall executive compensation should be commensurate with corporate performance and the performance of the individual executive officers, and the attainment of predetermined corporate goals. The primary objectives of our executive compensation program are to:

      o reward the achievement of desired corporate and individual performance goals;

      o provide compensation that enables us to attract and retain key executives; and

      o provide compensation opportunities that are linked to our performance and that directly link the interests of executives with the interests of our shareholders.

      Our executive compensation program provides a level of compensation opportunity that is competitive for companies in comparable industries and of comparable development, complexity and size. In determining compensation levels, the Compensation Committee considers a number of factors, including corporate performance, both separately and in relation to other companies competing in our markets, the individual performance of each executive officer, comparative compensation surveys concerning compensation levels and stock grants at other companies, our historical compensation levels and stock awards, and the overall competitive environment for executives and the level of compensation necessary to attract and retain key executives. Compensation levels may be greater or less than competitive levels in comparable companies based upon factors such as annual and long-term corporate and individual performance.

      EXECUTIVE COMPENSATION PROGRAM COMPONENTS. Our executive compensation program consists of base salary, bonuses and long-term incentive compensation in the form of stock options. The particular elements of our compensation program are discussed more fully below.

      Base Salary. Base salary levels of executives, including our Chief Executive Officer, are determined by the potential impact of the individual on the Company and corporate performance, the skills and experience required by the position, the individual performance and potential of the executive, and market data for comparable positions in companies in comparable industries and of comparable development, complexity and size. Base salaries for executives are generally evaluated and adjusted annually. The Compensation Committee has the discretionary authority to adjust such base level salaries based on our actual and projected performance, including factors related to revenue and profitability. In considering the performance of the Company in fiscal year 2004 in relation to the performance of companies in our industry generally, we feel that the current compensation levels of our Chief Executive Officer and other executive officers are appropriate.

      Bonuses. We may also pay bonuses to executive officers, including our Chief Executive Officer, as part of our executive compensation program. As a result of our operating losses, we have not paid any bonuses to our executive officers.

      Long-Term Incentive Compensation. We use stock options to enable key executives to participate in a meaningful way in our success and to link their interests directly with those of our shareholders. The number of stock options we granted to executives, including our Chief Executive Officer, is based upon a number of factors, including base salary level and how such base salary level relates to those of other companies in our industry, the number of options we have previously granted, and individual and corporate performance during the year. For further detail regarding the options granted to our named executive officers, reference the section regarding "Option Grants" contained in this Proxy Statement.


      Section 162(m). The Omnibus Reconciliation Act of 1993 added Section 162(m) to the Internal Revenue Code of 1986, as amended, limiting corporate deductions to $1,000,000 for certain compensation paid to the chief executive officer and each of the four other most highly compensated executives of publicly held companies. We do not believe we will pay "compensation" within the meaning of Section 162(m) to such executive officers in excess of $1,000,000 in the foreseeable future. Therefore, we do not have a policy at this time regarding qualifying compensation paid to our executive officers for deductibility under Section 162(m), but will formulate a policy if compensation levels ever approach $1,000,000.


      Compensation Committee

      Carlton M. Johnson
      Gloria H. Felcyn
      Helmut  Falk, Jr.

      Nominating Committee - On August 28, 2003, the Board created the Nominating Committee and approved the Nominating Committee Charter. A copy of the Charter is attached to this Proxy Statement as an appendix. The Committee reviews and recommends to the Board for nomination candidates for election to the Company's Board of Directors.

      The Nominating Committee currently consists of two outside directors and one inside director. The two outside members of the Nominating Committee are independent as defined under the National Association of Securities Dealers' listing standards for the NASDAQ Stock Market. Because of the small number of independent directors, the Board of Directors appointed Mr. Giffhorn, deemed as an inside director and therefore not independent, to serve on the Nominating Committee.

      Nominating  Committee

      Carlton M. Johnson
      David H. Pohl
      Lowell W. Giffhorn

Other than the Audit, Compensation and Nominating Committees, the Company does not have any standing committees of the Board of Directors. During the fiscal year ended May 31, 2004 there were seven formal meetings held of the Board of Directors, and each director attended at least 75% of the meetings.

      Directors have received in the past and may receive in the future stock options pursuant to the Company's stock option plans. Options to purchase 100,000 shares of the Company's Common Stock were issued to Mr. Falk, Mr. Giffhorn, Mr. Pohl, Mr. Johnson and Ms. Felcyn during the fiscal year ended May 31, 2004, and options to purchase 100,000 shares of the Company's Common Stock were issued to Mr. Giffhorn, 200,000 for each of Ms. Felcyn, Mr. Falk and Mr. Pohl and 300,000 for Mr. Johnson during the fiscal year which will end May 31, 2005. The Company has no other arrangements to pay any direct or indirect remuneration to any directors of the Company in their capacity as directors other than in the form of reimbursement of expenses for attending directors' or committee meetings.

      No director of the Company has resigned or declined to stand for re-election to the Board of Directors because of disagreement with the Company on any matters relating to the Company's operations, policies or practices since the date of the last meeting of shareholders.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      There is shown below information concerning the compensation of our chief executive officer and the most highly compensated executive officers whose salary and bonus exceeded $100,000 (each a "Named Officer") for the fiscal years ended May 31, 2004, 2003 and 2002.

SUMMARY COMPENSATION TABLE

                                     ANNUAL CASH COMPENSATION                   LONG-TERM COMPENSATION
                                ---------------------------------     -----------------------------------------
     NAME AND                   FISCAL                                                  REPRICED     ALL OTHER
PRINCIPAL POSITION               YEAR        SALARY         BONUS     (# OF SHARES)      OPTIONS   COMPENSATION
---------------------------     -----      -----------      -----     -------------      -------   ------------
Jeff Wallin                      2004      $145,933 (1)      Nil            673,000       None         None
  President and CEO              2003      $127,650 (1)      Nil            250,000       None         None
                                 2002       $68,800 (1)      Nil          1,000,000       None         None

Lowell W. Giffhorn               2004      $148,800 (1)      Nil            239,000       None         None
  Exec. V.P., CFO and Secy.      2003      $150,779 (1)      Nil            115,000       None         None
                                 2002      $139,908 (1)      Nil            255,000       None         None

Joey Maitra (3)                  2004      $131,040 (1)      Nil            125,000       None         None
  VP Engineering                 2003      $131,040 (1)      Nil            100,000       None         None
                                 2002      $125,058 (1)      Nil            335,000       None         None

Patrick O. Nunally               2004      $180,000 (1)      Nil            173,000       None         None
  VP and CTO                     2003      $189,521 (1)      Nil            400,000       None     $52,500 (2)
                                 2002      $173,046 (1)      Nil            250,000       None     $105,000 (2)


----------
(1) Included in salaries of Mssr. Wallin, Giffhorn, Maitra and Nunally is cash compensation of $400 per month for car allowance.

(2) Payments through November 30, 2002 to Dr. Nunally for assignments to the Company of intellectual property rights. The rights were returned to Dr. Nunally in April 2003.

(3) Mr. Maitra's employment was terminated in July 2004 per the terms of his employment contract.

      The Company maintains employee benefits that are generally available to all of its employees, including medical, dental and life insurance benefits and a 401(k) retirement savings plan. The Company did not make any matching contributions under the 401(k) plan for any of the above named officers during the fiscal years ended May 31, 2004, 2003 and 2002.

OPTION GRANTS

      Shown below is information on grants of stock options pursuant to the Company's 1992, 1996, 2001 and 2003 Stock Option Plans to the Named Officers reflected in the Summary Compensation Table shown above.

OPTION GRANTS TABLE FOR FISCAL YEAR ENDED MAY 31, 2004


                                                                                                       POTENTIAL REALIZABLE VALUE
                                           PERCENT OF TOTAL                                              OF ASSUMED ANNUAL RATES
                                           OPTIONS GRANTED                                             OF STOCK PRICE APPRECIATION
                            NUMBER OF      TO EMPLOYEES IN       EXERCISE          EXPIRATION              FOR OPTION TERM (1)
       NAME              OPTIONS GRANTED     FISCAL YEAR          PRICES             DATES             5% ($)          10% ($)
------------------       ---------------   ---------------    ------------     ----------------        --------        --------
Jeffrey E. Wallin                673,000          30.5%       $0.035-$0.11     12/18/08-3/18/09        $ 16,844        $ 37,222

Lowell W. Giffhorn               239,000          10.8%       $0.035-$0.05    10/23/08-12/18/08         $ 2,706         $ 5,981

Joey Maitra                      125,000           5.7%            $ 0.035       12/18/2008             $ 1,191         $ 2,633

Patrick Nunally                  173,000           7.8%            $ 0.035       12/18/2008             $ 1,649         $ 3,644


----------
(1) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent upon the future performance of the Company's Common Stock, overall market conditions and the executive's continued involvement with the Company. The amounts represented in this table will not necessarily be achieved.


AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

      There were no exercises of stock options for the fiscal year ended May 31, 2004 by any of the officers reflected in the Summary Compensation Table shown above. Shown below is information on fiscal year-end values under the Company's 1992, 1996, 2001 and 2003 Stock Option Plans to the officers reflected in the Summary Compensation Table shown above.


                         NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                             OPTIONS HELD AT           IN-THE-MONEY OPTIONS AT
                              MAY 31, 2004                   MAY 31, 2004
                     ----------------------------   ---------------------------
             Name    Exercisable    Unexercisable   Exercisable   Unexercisable
------------------   -----------    -------------   -----------   -------------
Jeffrey E. Wallin      1,520,000          423,000      $ 7,875          $ 6,834
Lowell W. Giffhorn       565,000          169,000      $ 2,740          $ 5,541
Joey Maitra              385,000          175,000        $ 750          $ 5,688
Patrick Nunally          950,000          173,000     $ 12,600          $ 6,834

      The fair market value of the unexercised in-the-money options at May 31, 2004 was determined by subtracting the option exercise price from the last sale price as reported on the over the counter bulletin board on May 31, 2004, $0.074.

      The Company has not awarded stock appreciation rights to any of its employees. The Company has no long-term incentive plans.

COMPENSATION OF DIRECTORS

      No direct or indirect remuneration has been paid or is payable by us to the directors in their capacity as directors other than the granting of stock options. We expect that, during the next twelve months, we may pay direct or indirect remuneration to any directors of ours in their capacity as directors in the form of cash, non-qualified deferred compensation, stock option grants or the reimbursement of expenses of attending directors' or committee meetings.

EMPLOYMENT CONTRACTS

      The Company entered into a consulting agreement dated as of March 18, 2004, with SDMC, Inc. whereby SDMC will provide the services of Mr. Wallin to be the President and Chief Executive Officer of the Company. The agreement is for a term through March 18, 2005 providing for payments of $145,200 per annum and provides for automatic one-year renewals unless either party gives a notice at least 30 days but not more than 60 days prior to any anniversary date. The agreement provides for a bonus of up to 50% of the annual base consideration for the applicable year. The agreement also provides for potential bonuses to be paid based on the increase in the price of the Company's Common Stock. Should the price of the Common Stock reach $0.25 for twenty consecutive days, SDMC would receive a cash payment of $10,000. Additional payments will be made to SDMC in the following amounts if the price of the Company's Common Stock reaches the following thresholds: $0.40- $20,000, $0.50- $20,000, $0.60- $30,000, $0.80-
$30,000, and $1.00- $50,000. The Company may terminate SDMC's agreement with or without cause, but termination without cause (other than disability or death) would result in severance payments equal to the lesser of (i) four months of the then current compensation or (ii) the balance remaining of the current compensation for the term of his agreement. If a change in control, as defined in the agreement, occurs during the term of his agreement, and if Mr. Wallin refuses to accept or voluntarily resigns from a position other than a qualified position, as that term is defined in the agreement, then SDMC will receive a lump sum severance payment equal to twelve months of the then current compensation. Under the agreement, the Company granted SDMC options to purchase 500,000 Common Shares, 250,000 vesting on March 18, 2004 and 250,000 vesting on September 18, 2004. The Company also placed in escrow four months of payments which shall be released to SDMC on the termination of Mr. Wallin's services for any reason other than cause or his resignation.

      The Company entered into an employment agreement dated as of September 1, 2004, with Mr. Giffhorn providing for his employment as Executive Vice President and Chief Financial Officer. The agreement is for a term through September 1, 2005, providing for a base salary of $144,000 per annum. The base salary may be increased at the discretion of the Board of Directors. The agreement provides for a bonus of up to 50% of the annual base salary for the applicable year. The agreement also provides Mr. Giffhorn with a monthly car allowance of $400. The Company may terminate Mr.Giffhorn's employment with or without cause, but termination without cause (other than disability or death) would result in severance payments equal to four months of the then current base salary. If a change in control, as defined in the agreement, occurs during the term of his agreement, and if Mr. Giffhorn refuses to accept or voluntarily resigns from a position other than a qualified position, as that term is defined in the agreement, then he will receive a lump sum severance payment equal to twelve months of his then current salary. Under the agreement, the Company granted Mr. Giffhorn a fully vested stock option to purchase up to 300,000 Common Shares as of September 1, 2004 and, in February 2005, granted Mr. Giffhorn a stock option, which will vest 125,000 Common Shares on August 31, 2005 and August 31, 2006.

      The Company entered into an employment agreement dated June 1, 2004, as amended on July 12, 2004, with Dr. Nunally providing for his employment as the Chief Technical Officer of the Company. The agreement is for a term through June 1 2005, providing for a base salary initially of $124,800. The base salary may be increased at the discretion of the Board of Directors. The agreement provides for a bonus of up to 50% of the annual base salary for the applicable year. The agreement also provides Dr. Nunally with a monthly car allowance of $400. The Company may terminate Dr. Nunally's employment with or without cause, but termination without cause (other than disability or death) would result in severance payments equal to the lesser of (i) two months of the then current base salary or (ii) the balance remaining of the current base salary for the term of his agreement. If a change in control, as defined in the agreement, occurs during the term of his agreement, and if Dr. Nunally refuses to accept or voluntarily resigns from a position other than a qualified position, as that term is defined in the agreement, then he will receive a lump sum severance payment equal to the lesser of (i) two months of the then current base salary or
(ii) the balance remaining of the current base salary for the term of his agreement.

               COMPLIANCE WITH SECTION 16 (A) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Directors, executive officers and greater than 10% shareholders are required by the rules and regulations of the Commission to furnish the Company with copies of all reports filed by them in compliance with
Section 16(a).

      Based solely on its review of copies of the reports it received from persons required to make such filings and its own records, the Company believes that from the period June 1, 2003 through May 31, 2004, all persons subject to the Section 16(a) reporting requirements timely filed the required reports.

                         COMPANY STOCK PRICE PERFORMANCE

      The stock price performance graph below is required by the SEC and will not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such Acts.

      The following graph compares the five-year cumulative total return on the Company's Common Stock to the total returns of 1) NASDAQ Stock Market and 2) Philadelphia Semiconductor Index. This comparison assumes in each case that $100 was invested on May 31, 1999 and all dividends were reinvested. The Company's fiscal year ends on May 31.

  [THE FOLLOWING TABLE WAS DEPICTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                       ASSUMES $100 INVESTED MAY 31, 1999
                           ASSUMES DIVIDEND REINVESTED
                         FISCAL YEAR ENDED MAY 31, 2004

                                   5/31/1999   5/31/2000   5/31/2001  5/31/2002  5/31/2003   5/31/2004
                                   ---------   ---------   ---------  ---------  ---------   ---------
Patriot Scientific Corp.               $ 100       $ 266       $ 106       $ 17       $ 14        $ 16
Nasdaq Market Index                    $ 100       $ 138        $ 85       $ 65       $ 65        $ 80
Philidelphia Semiconductor Index       $ 100       $ 257       $ 154      $ 123       $ 98        $ 64

                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

      Nation Smith Hermes Diamond was our principal accountant during the years ended May 31, 2004 and 2003. BDO Seidman, LLP was our principal accountant for previous fiscal years and for the review of quarterly reports and registration statements through May 20, 2002. Presented below are the fees billed during the fiscal years ended May 31, 2004 and 2003.

                          NATION SMITH
                         HERMES DIAMOND            BDO SEIDMAN
                     ----------------------   ---------------------
                        2004         2003        2004        2003
                     ---------    ---------   ---------   ---------
Audit fees             $78,000      $72,902      $5,500   $      --
Audit-related fees      22,908       40,099       7,200      20,000
Tax fees                13,000          635          --          --
All other fees             (57)          57          --          --
                     ---------    ---------   ---------   ---------
Total                 $113,851     $113,693     $12,700     $20,000
                     =========    =========   =========   =========

      Audit Fees. Represents fees for professional services provided for the audit of Patriot Scientific's annual financial statements and review of Patriot Scientific's quarterly financial statements, and audit services provided in connection with other statutory or regulatory filings.

      Audit-related Fees. Represents fees for assurance services related to the audit of Patriot Scientific's financial statements. The fees are primarily for review of registration and proxy statements.

      Tax Fees. Represents fees for professional services provided primarily for compliance, advice and tax return preparation.

      All Other Fees. Represents fees for products and services not otherwise included in the categories above.

      To help ensure the independence of our independent auditor, the Audit Committee of the Board of Directors of Patriot Scientific has approved and adopted a Policy on Engagement of Independent Auditor, which is available on Patriot Scientific's Web site at http:/www.ptsc.com.

      Pursuant to the Policy on Engagement of Independent Auditor, the Audit Committee is directly responsible for the appointment, compensation and oversight of the independent auditor. The Audit Committee preapproves all audit services and non-audit services to be provided by our independent auditor. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented at the next Audit Committee meeting for ratification.

      Each audit, non-audit and tax service that is approved by the Audit Committee will be reflected in a written engagement letter or writing specifying the services to be performed and the cost of such services, which will be signed by either a member of the Audit Committee or by an officer of Patriot Scientific authorized by the Audit Committee to sign on behalf of Patriot Scientific.

      The Audit Committee will not approve any prohibited non-audit service or any non-audit service that individually or in the aggregate may impair, in the Audit Committee's opinion, the independence of our independent auditor.

      In addition, beginning on January 1, 2003, our independent auditor may not provide any services to Patriot Scientific officers or Audit Committee members, including financial counseling and tax services.

                              CERTAIN TRANSACTIONS

      There were no transactions, or series of transactions, during fiscal 2004 and 2003, nor are there any currently proposed transactions, or series of transactions, to which the Company is a party, in which the amount exceeds $60,000, and in which to its knowledge any director, executive officer, nominee, five percent or greater shareholder, or any member of the immediate family of any of the foregoing persons, has or will have any direct or indirect material interest other than as described below.

      In June 2000, we entered into a three-year, $80,000 secured promissory note receivable with James T. Lunney, a previous Chairman, President and CEO. The note bore interest at the rate of 6% with interest payments due semi-annually and the principal due at the maturity of the note. Mr. Lunney pledged 100,000 shares of Patriot's Common Stock that he held on the date of issuance as security for this note. In April 2003, we negotiated an early payment discount and Mr. Lunney paid $60,000 to retire this note.

      From June 10, 2002 through August 23, 2002, we issued to Gloria Felcyn, Trustee of the Helmut Falk Family Trust, two 8% Convertible Debentures with accumulative principal balances of $275,000 due June 10, 2004 through August 23, 2004. The initial exercise prices ranged from $0.0727 to $0.08616 and were subject to a downward revisions if the price of our stock was lower on any three month anniversary of the debentures or on the date that a statement registering the resale of the Common Stock issuable upon conversion of the debentures becomes effective. Also, in conjunction with the debentures, we issued five year warrants to purchase up to 4,102,431 shares of our Common Stock at an initial exercise prices ranging from $0.0727 to $0.08616 subject to reset provisions on each six month anniversary of the issuance of the warrants. If the price of our Common Stock is in excess of $0.20 per share, Ms. Felcyn has a two year option to purchase up to an additional $275,000 of 8% Convertible Debentures on the same terms. Ms. Felcyn converted the debentures into 6,810,102 shares of Common Stock in July and November 2003 and exercised the warrants into 4,102,431 shares of Common Stock in July 2003 and January 2004.

      During October 2002 through December 2002, we entered into three 8% short-term notes with Gloria Felcyn, the trustee for the Falk Family Trust, aggregating $180,000 with initial maturity dates ranging from January 1 to January 31, 2003. In July 2003 we issued a new 8% short-term note in the amount of $200,354 with a maturity date of October 7, 2003 in exchange for cancellation of the three 8% short term notes issued in October through December 2002, the accrued interest on the cancelled notes and an additional $10,000 in cash. In January 2004, as part of the exercise of the warrants, the $200,354 note was exchanged for four $25,000 6% notes and shares of Common Stock which were issued to the beneficiaries of the trust. The 6% notes have a maturity date of September 1, 2005.

                        FINANCIAL AND OTHER INFORMATION

      The Company's Annual Report on Form 10-KSB for the year ended May 31, 2004, including the annual statements, as filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, constitutes the annual report to shareholders and is being mailed with this Proxy Statement.

      UPON REQUEST AND PAYMENT OF A REASONABLE FEE TO COVER THE COMPANY'S EXPENSES, THE COMPANY WILL FURNISH ANY PERSON WHO WAS A STOCKHOLDER OF THE COMPANY AS OF THE RECORD DATE, A COPY OF ANY EXHIBIT TO THE FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 2004. ANY SUCH WRITTEN REQUEST MAY BE ADDRESSED TO LOWELL GIFFHORN, SECRETARY, PATRIOT SCIENTIFIC CORPORATION, 10989 VIA FRONTERA, SAN DIEGO, CALIFORNIA 92127. THE WRITTEN REQUEST MUST CONTAIN A GOOD FAITH REPRESENTATION THAT, AS OF THE RECORD DATE, THE PERSON MAKING THE REQUEST WAS THE BENEFICIAL OWNER OF COMMON STOCK OF THE COMPANY.

      The Common Shares of the Company are quoted on the OTC Electronic Bulletin Board under symbol "PTSC" and traded in the over-the-counter market.

                              SHAREHOLDER PROPOSALS

      Any shareholder intending to present a proposal before the next Annual Meeting of Shareholders, to be held probably in October of 2006, should submit the proposal in writing to the Secretary of the Company at 10989 Via Frontera, San Diego, California 92127. The written proposal must be received by the Secretary on or before June 30, 2006 in order to be considered for inclusion in the proxy statement for that meeting.

                                  OTHER MATTERS

      The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any matters other than those referred to herein should properly come before the Annual Meeting, it is the intention of the proxy holders to vote such proxy in accordance with his or her best judgment.


        SOLICITATION OF PROXIES, SHAREHOLDER PROPOSALS AND OTHER MATTERS

      The Company will bear the costs of the solicitation of proxies from its shareholders. In addition, to the use of the mails, proxies may be solicited by the directors, officers and employees of the Company by personal interview, telephone or telegram. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such efforts. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company will reimburse such persons for reasonable expenses incurred in forwarding such proxy material.

      The directors and executive officers of the Company, together with their respective affiliates, beneficially own approximately 2% of the Company's outstanding Common Stock, and they have indicated that they intend to vote their shares in favor of all proposals set forth in this Proxy Statement.

                                             By Order of the Board of Directors

                                             /S/  LOWELL W. GIFFHORN
                                             -----------------------------------
                                             Lowell W. Giffhorn
                                             Secretary

San Diego, California
March 17, 2005

                                   APPENDIX A

                         PATRIOT SCIENTIFIC CORPORATION
                          NOMINATING COMMITTEE CHARTER

A.    PURPOSE

      The primary objectives of the Nominating Committee (Committee) are to assist the Board by:

      1. identifying individuals qualified to become Board members and nominating qualified individuals for election to the Board at the annual meetings of the Company's stockholders; and

      2. ensuring that the Compensation, Audit, and Nominating Committees of the Board have experienced and qualified "independent" directors.

B.    ORGANIZATION

      1. The Committee shall consist of three or more directors, the majority of whom shall satisfy the applicable independence requirements of NASDAQ, SEC and any other regulatory requirements.

      2. Committee members shall be elected by the Board at the annual organizational meeting of the Board of Directors. Committee members shall serve until their successors shall be duly elected or their prior resignation, removal or death.

      3. A Committee chair shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chair by vote of a majority of the full Committee.

      4. The Committee may form and delegate authority to subcommittees when appropriate.

C.    STRUCTURE AND MEETINGS

      1. The Committee shall meet as often as it determines necessary, but not less than annually.

      2. The Committee shall keep minutes and other relevant documentation of all meetings held.

      3. The chair of the Committee will preside at each meeting and, in consultation with the other members of the Committee, will set the agenda of items to be addressed at each meeting. The chair of the Committee shall ensure that the agenda for each meeting is circulated to each Committee member in advance of the meeting.

D.    GOALS AND RESPONSIBILITIES

      The Committee shall:

      1. develop policies on the size and composition and tenure of the Board;

      2.    perform Board performance evaluations on an annual basis;

      3. review and make recommendations to the Board regarding Board compensation;

      4. identify and review possible candidates for Board membership who reflect the Board's criteria for selecting new directors, including perceived needs of the Board at a particular point in time;

      5. annually nominate qualified candidates for election to the Board at the annual meeting of the Company's stockholders, and nominate qualified candidates for appointment by the Board to fill any vacancies that occur on the Board;

      6. maintain an orientation program for new directors and a continuing education program for all directors;

      7. make recommendations to the Board regarding the agenda for the Company's annual stockholder meeting;

      8. review candidates for election to the Board recommended by stockholders, and review other stockholder proposals for inclusion in the annual proxy statement, provided such recommendations and proposals are received by the Committee at least 120 days prior to the mailing date of the proxy statement for the prior annual meeting;

      9. ensure that the Company has a policy in place prohibiting retaliation against employees who provide information or assist in the investigation of possible violations of securities laws or regulations ("whistleblowers"), in accordance with the Sarbanes-Oxley Act of 2002;

      10. annually review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval; and

      11. perform any other activities consistent with this Charter, the Company's By-laws and governing law as the Committee or the Board deems appropriate.

E.    COMMITTEE RESOURCES

      1. The Committee shall have the authority to obtain advice and seek assistance from internal or external legal, accounting or other advisors.

      2. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm's fees and other retention terms.

      3. The Company shall provide funding to the Committee necessary for it to meet its goals and perform its responsibilities.

F.    DIRECTOR QUALIFICATIONS

      Persons nominated for election or appointment as directors shall be evaluated by the Committee in light of their education, reputation, experience, industry knowledge, independence, leadership qualities, personal integrity, and such other criteria as the Committee deems relevant.

      A majority of the members of the Board of Directors shall be "independent directors" as defined by SEC and NASDAQ rules and regulations. The independent directors shall have regularly scheduled meetings at which only the independent directors are present.

G.    DIRECTOR ATTENDANCE POLICY

      Directors are expected to attend substantially all of the meetings of the Board and the Committees on which they serve, except for good cause. Directors who have excessive absences without good cause will not be nominated for re-election or, in extreme cases, will be asked to resign or be removed.

H.    SHAREHOLDER COMMUNICATION POLICY

      Shareholders may send written communications to the Board or to any individual director at any time. Communications should be addressed to the Board or the individual director at the address of the Company's corporate headquarters. The Board may direct that all of such communications be screened by an employee of the Company for relevance. The Board will respond to shareholder communications when it deems a response to be appropriate.


I.    OFFICER COMPENSATION POLICY

      Compensation of executive officers shall be recommended to the Board by the Compensation Committee, and approved by the Board by action of the independent directors. The Compensation Committee shall be comprised of at least three of the Company's independent directors. The CEO may not be present during voting or deliberations on his or her compensation.

PROXY                                                                      PROXY
                         PATRIOT SCIENTIFIC CORPORATION

     THIS PROXY RELATES TO AN ANNUAL MEETING OF THE SHAREHOLDERS TO BE HELD
                                 APRIL 14, 2005

      The undersigned hereby appoints JEFFREY E. WALLIN and LOWELL W. GIFFHORN and each of them, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock which the undersigned is entitled to vote, with all powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of PATRIOT SCIENTIFIC CORPORATION ("Company") to be held at 10 a.m. (Pacific Time) at the Radisson Rancho Bernardo, 11520 W. Bernardo Court, San Diego California, on April 14, 2005, and any postponements and adjournments thereof, as follows:

1. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, $.00001 PAR VALUE, FROM 400,000,000 TO 500,000,000 SHARES.

                         ___ FOR   ___ AGAINST   ___ ABSTAIN


2.    PROPOSAL TO RATIFY MAYER HOFFMAN MCCANN P.C. AS INDEPENDENT AUDITORS.

                         ___ FOR   ___ AGAINST   ___ ABSTAIN


3.    ELECTION OF DIRECTORS.

      ___ FOR all nominees listed below             ___ WITHHOLD AUTHORITY
      (except as marked to                        (to vote for the nominee
        the contrary below)                              listed below)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME ON THE LINE)
------------------------------------------------------------------------------
                           Helmut Falk, Jr., David H. Pohl, Carlton M. Johnson
                                  Lowell W. Giffhorn, and Gloria H. Felcyn

      THIS PROXY HAS BEEN SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. I UNDERSTAND THAT I MAY REVOKE THIS PROXY ONLY BY, AT ANY TIME BEFORE IT IS EXERCISED, DELIVERING A WRITTEN NOTICE OF REVOCATION TO MR. LOWELL GIFFHORN, SECRETARY OF THE COMPANY, AT THE BELOW ADDRESS, OR BY SUBMITTING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

DATED:______________________, 2005  Signature(s) X______________________________

      Print Name ____________________________________________

(Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN.)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS SPECIFIED THIS PROXY WILL BE VOTED FOR THE PROPOSALS NOTED ABOVE AND, AS TO ANY OTHER BUSINESS CONSIDERED AT THE ANNUAL MEETING, IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES.

                         Mail or Deliver this Proxy to:
                         PATRIOT SCIENTIFIC CORPORATION
                               10989 Via Frontera
                           San Diego, California 92127
                                 (858) 674-5000




                                       1